BORROWINGS	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
BORROWINGS	BORROWINGS
As of December 31, 2024 and December 31, 2023, the Company had secured borrowings with an outstanding balance of $176.1 million and $271.7 million, respectively, long-term debt with an outstanding balance of $321.3 million and $0 million, respectively, exchangeable senior notes with an outstanding balance of $146.3 million and $0 million, respectively and a revolving credit facility with an outstanding balance of $0 million and $90.0 million, respectively. The Company was in compliance with all covenants as of December 31, 2024 and December 31, 2023.
Risk Retention Master Repurchase

In normal course of business, the Company, through consolidated VIEs, enters into repurchase agreements to finance the Company’s risk retention balance in notes and certificates retained from securitization transactions. Under these agreements, the Company pledges financial instruments as collateral. These agreements with counterparties generally contain contractual provisions allowing the counterparty the right to sell or repledge the collateral. Pledged securities owned that can be sold or repledge by the counterparty are included in Investments in loans and securities in our balance sheet. As of December 31, 2024 and December 31, 2023, the outstanding principal balance under the repurchase agreements was $144.0 million and $251.4 million, respectively, with a weighted average interest rate of approximately fifteen percent and thirteen percent, respectively. The average remaining contractual maturities of the repurchase agreements were greater than 90 days as of both December 31, 2024 and December 31, 2023.

Receivables Facility

In October 2022, Pagaya Receivables LLC, a wholly-owned subsidiary, entered into a Loan and Security Agreement (the “LSA Agreement”) with certain lenders, which provides for a 3-year loan facility (the “Receivables Facility”) in a maximum principal amount of $22 million to finance certain eligible receivables purchased from sponsored securitization transactions. In June 2023, the Company amended the agreement and increased the maximum principal amount by $10 million to $32 million. In June 2024, the Company amended the agreement pursuant to which the maximum principal amount was increased from $32 million to $45 million and the term was extended until June 2026. Borrowings under the Receivables Facility bear interest at a rate per annum equal to the adjusted term Secured Overnight Financing Rate (subject to a 0.00% floor) plus a margin of 3.50%, and the balance is repaid using cash proceeds received from the receivables. As of December 31, 2024 and December 31, 2023, the outstanding principal balance under the Receivables Facility was $31.9 million and $20.3 million, respectively, which is recorded within secured borrowing on the consolidated balance sheet.

Credit Agreement

On February 2, 2024, the Company entered into a certain Credit Agreement (the “Credit Agreement”) which provides for a 5-year senior secured revolving credit facility (the “Revolving Credit Facility”) in an initial principal amount of $25 million, which subsequently increased to $35 million, and a 5 year senior secured term loan facility (the “Term Loan Facility,” and together with the Revolving Credit Facility, the “Facilities”) in an initial principal amount of $255 million.

In November 2024, the Company entered into Amendment No. 2 (the “Amendment”) to the Credit Agreement. Pursuant to the Amendment, the Company incurred incremental term loans in an aggregate principal amount of $100 million, bringing the total principal amount of the Term Loan Facility to $355 million. The Company also increased an aggregate principal amount of the Revolving Credit Facility of $15 million, bringing the total principal amount of the Revolving Credit Facility to $50 million. In February 2025, the Company further increased the aggregate principal amount of the Revolving Credit Facility by $8 million, resulting in a total principal amount of the Revolving Credit Facility of $58 million.

The Facilities replace the SVB Revolving Credit Facility with proceeds of borrowings under the Facilities allowed to be used for general corporate purposes of the Company and its subsidiaries.

No amortization payments are required to be made in respect of borrowings under the Revolving Credit Facility. Amortization payments are required to be made in respect of the term loans under the Term Loan Facility in amount of 1.25% per quarter of the original principal amount of the term loans under the Term Loan Facility.

Borrowings under the Facilities bear interest at a rate per annum equal to, at the Company’s option, (i) a base rate (determined based on the prime rate and subject to a 2.00% floor) plus a margin of 6.50% or (ii) an adjusted term Secured Overnight Financing Rate (subject to a 1.00% floor) plus a margin of 7.50%. A commitment fee accrues on any unused portion of the commitments under the Revolving Credit Facility at a rate per annum of 0.25% and is payable quarterly in arrears. Accrued interest of $2.8 million was recorded within accrued expenses and other liabilities on the consolidated balance sheet as of December 31, 2024.

As of December 31, 2024, the Company had an outstanding balance of $321.3 million on the consolidated balance sheet, and its aggregate future maturities consists of the following (in thousands):

December 31, 2024
2025	$17,750
2026	17,750
2027	17,750
2028	17,750
Thereafter	270,000
Total	341,000
Debt issuance costs	(19,683)
Total long-term debt, net of debt issuance costs	$321,317

As of December 31, 2024, the Company had letters of credit issued in the amount of $24.3 million, with $25.7 million of remaining capacity available under the Revolving Credit Facility.

As of December 31, 2023, the Company had an outstanding balance of $90 million under the SVB Revolving Credit Facility.

Exchangeable Senior Notes

On October 1, 2024, the Company, through a wholly owned subsidiary of the Company, issued $160 million aggregate principal amount of its 6.125% Exchangeable Senior Notes (“Notes”) due 2029. The issuance was in connection with a purchase agreement dated September 26, 2024, with certain initial purchasers. The Notes bear interest at a rate of 6.125% per annum, payable semiannually in arrears on April 1 and October 1 of each year, beginning April 1, 2025. The Notes will mature on October 1, 2029, unless earlier repurchased, redeemed, or exchanged.

The exchange rate will initially be 71.4669 Class A Ordinary Shares per $1,000 principal amount of Notes (equivalent to an initial exchange price of approximately $13.99 per Class A Ordinary Share). The exchange rate is subject to customary adjustments upon the occurrence of certain events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events that constitute a “make-whole fundamental change” (as defined in the Indenture) occur, then the Company will, in certain circumstances, increase the exchange rate for Notes exchanged during a specified period of time.

The Notes will be redeemable, in whole or in part (subject to certain limitations described below), at the option of the Company at any time, and from time to time, on or after October 5, 2027 and on or before the 41st scheduled trading day immediately before the maturity date, at a cash redemption price equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, but only if (i) the notes are “freely tradable” (as defined in the Indenture), and all accrued and unpaid additional interest, if any, has been paid in full as of the first interest payment date occurring on or before the related “redemption notice date” (as defined in the Indenture); and (ii) the last reported sale price per Class A Ordinary Share exceeds 130% of the exchange price on (1) each of at least 20 trading days, whether or not consecutive, during the 30 consecutive trading days ending on, and including, the trading day immediately before the related redemption notice date; and (2) the trading day immediately before the redemption notice date. However, the Company may not redeem less than all of the outstanding Notes unless at least $50.0 million aggregate principal amount of Notes are outstanding and not called for redemption as of the related Redemption Notice Date. In addition, calling any Note for redemption will constitute a make-whole fundamental change with respect to such Note called for redemption, in which case the exchange rate applicable to the exchange of such Note called for redemption will be increased in certain circumstances if it is exchanged during the related “redemption exchange period” (as defined in the Indenture).

If the Company undergoes a “fundamental change” (as defined in the Indenture), subject to certain conditions and except as set forth in the Indenture, holders may require the Company to repurchase for cash all or any portion of their Notes at a fundamental change repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

The Company accounted for the issuance of the Notes as a single liability at par as the conversion feature does not require bifurcation as a derivative under ASC 815 and the Notes were not issued at a substantial premium. Debt issuance costs related to the Notes totaled $6.2 million and consisted of underwriting fees and third-party offering costs, which are amortized to interest expense using the effective interest method over the contractual term. The Company recorded $3.1 million of interest expense, including $0.6 million of amortization of debt issuance costs, for the year ended December 31, 2024. The effective interest rate of the Notes is 8.7%.
The estimated fair value of the Notes as of December 31, 2024 was approximately $163.4 million, which represent Level 2 valuations in the fair value hierarchy. The estimated fair value was determined based on the estimated or actual bids and offers of the Notes in an over-the-counter market. The carrying value of the Notes as of December 31, 2024 was $146.3 million.